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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported):     October 22, 2002
                                                       ------------------------

                          SUSQUEHANNA BANCSHARES, INC.
             -------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                     0-10674                  23-2201716
   --------------------          --------------------       --------------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
       Incorporation)







    26 North Cedar Street, Lititz, Pennsylvania                    17543
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     (Address of Principal Executive Offices)                   (Zip Code)





       Registrant's telephone number, including area code: (717) 626-4721
                                                           --------------


                                 Not Applicable
      ---------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

     On October 22, 2002, Susquehanna Bancshares, Inc. ("Susquehanna") issued a press release announcing its third quarter results. Susquehanna also announced in the press release, in accordance with Rule 135c of the Securities Act of 1933, that it is contemplating an unregistered offering of subordinated debt in the fourth quarter. A copy of the press release is attached hereto as Exhibit
99.1 and is hereby incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)    Financial Statements of Business Acquired: None

     (b)    Pro Forma Financial Information: None

     (c)    Exhibits:
            99.1   Press release, dated October 22, 2002.

                                       -2-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SUSQUEHANNA BANCSHARES, INC.
                                                   (Registrant)


                                          By:    /s/ Drew K. Hostetter
                                              ----------------------------------
                                               Drew K. Hostetter
                                               Executive Vice President & CFO



Dated: October 23, 2002

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Exhibit Index

Exhibit

99.1   Press Release, dated October 22, 2002.